Exhibit 10.60
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENT NUMBER 32

TO

SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 32 (“Amendment No. 32”) to Special Business Provisions MS-65530-0016 is made effective as of the last date executed below (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Seller”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Seller and Boeing may be referred to individually as “Party” or jointly as the “Parties”.
RECITALS

A.
Boeing and Seller are Parties to the Administrative Agreement (AA) AA-65530-0010, General Terms Agreements (GTA) BCA-65530-0016 and Special Business Provisions (SBP) MS-65530-0016, together with all Amendments thereto (collectively, the “Supply Contract”).

B.
Boeing and Seller herein memorialize (i) a final incurred cost for the 737-8 Rate Tooling, and (ii) a final 737-8 Rate Tooling Incentive payment (“Incentive”), all in accordance with SBP Attachment 27.

C.
For purposes of this Amendment No. 32, “737-8 Rate Tooling” is defined as such Rate Tooling as is necessary to support a build rate of up to [*****] APM for the 737-8, in accordance with SBP Attachment 27.

D.
This Amendment No. 32 is entered into in order to correct certain oversights and discrepancies pertaining to distribution of tool costs contained within SBP Amendment No. 31, which is superseded in its entirety by this Amendment No. 32

NOW, THEREFORE, the Parties agree to the following:

AGREEMENTS

1.	Pricing Agreement for 737-8 Rate Tooling:
The 737-8 Rate Tooling list, including Incentive values, is provided within Exhibit A hereto:

a.
The Parties are in agreement that the total incurred costs for 737-8 Rate Tooling, including the Incentive amount as specified in Table 1 below, are $[*****]. Of this total, Boeing agrees to pay Seller $[*****] as settlement for the Incentive award earned for tooling incurred cost underruns to the [*****] amount listed in Exhibit A of SBP Attachment 27.

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Table 1 - 737-8 Rate Tooling Incentive Settlement

Agreed Adjusted 737-8 Rate Tooling Incentive Amount	$	[*****]

Agreed 737-8 Rate Tooling Incurred Costs	$

Total Amount for 737-8 Rate Tools (Incurred Costs + Incentive)	$

b.
Exhibit A to this Amendment No. 32 spreads the costs of the Incentive amount to the costs for each of the 737-8 Rate tools for the adjusted tool costs. The Parties are in agreement that the adjusted tool costs will be the amounts entered by Boeing Tools & Accountability into the Boeing’s Certified Tool Tracking Log (“CTOL”) System upon acceptance of the final Certified Tool Lists (“CTL”) as described in section 6.4.1 of SBP Attachment 27.

c.	The following provisions are further agreed between the Parties:

i.
The Tools listed in Exhibit A as “Pending Tools” are additional Rate Tools needed for the production of the 737-8 airplane supporting a [*****] Airplane Per Month (“APM”) production rate which have not been manufactured as of the Effective Date of this Amendment No. 32. Costs for these tools will not be subject to reimbursement nor incentive payment by Boeing for costs incurred by Spirit. Spirit will submit a zero-cost ($0) CTL to Boeing pursuant to the process guidelines set forth in the Suppliers Tooling Document, D33200-1, upon tool build completion.

ii.
All 737-8 Rate Tooling and Incentive payments for up to [*****] APM are hereby closed in accordance with the requirements of this Amendment No. 32. For purposes of clarity, the payments required from Boeing to Seller under this Amendment No. 32 are separate and apart from those payments required by Section 8 of SBP Attachment 1.

iii.
If additional 737-8 Rate Tooling is needed to support a build rate of up to [*****] APM for the 737-8 beyond that Rate Tooling already identified within this Amendment No. 32, Seller will submit a zero dollar CTL for such additional Rate Tools pursuant to the process guidelines set forth in D33200-1.

iv.
If Product non-conformances result from a defective Seller-procured/fabricated 737-8 Rate Tool, Seller will rework or replace such defective 737-8 Rate Tools at no cost to Boeing and Seller will submit a no cost CTL.

v.	Any changes to the Rate Tooling on the 737-8, directed post Amended Type Certification (“ATC”), will be processed in accordance with the terms and conditions of the SBP.

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

2.
Final CTLs: The Parties agree that all 737-8 Rate Tooling CTLs representing the above-referenced 737-8 Rate Tooling incurred costs of $[*****] have been submitted to Boeing by Seller and approved by Boeing. The Parties further agree to adjust the values on these CTLs pursuant to paragraph 1b to represent the total cost to Boeing of $[*****] (see Table 1 - 737-8 Rate Tooling Incentive Settlement).

For Clarity, Spirit shall submit the Final CTL’s to Boeing as follows:

737-8 Rate Tooling + Incentives

End Item Description	PO		Final CTL	New/Rework		In House		Supplier
Fuselage	860,487	$	[*****]	New	$	[*****]	$	[*****]
		$		Rework	$		$
Nacelle	860,489	$		New	$		$
		$		Rework	$		$
Pylon	860,489	$		New	$		$
		$		Rework	$		$
Wing	860,488	$		New	$		$
		$		Rework	$		$

	CTL + Incentive
	Spend	$

3.
Invoicing and Payment: Upon notification from Boeing (via purchase order) Spirit shall submit invoicing pursuant to the purchase order numbers and purchase order values noted in the table in section 2 above. Payment shall be authorized pursuant to the terms of the SBP Attachment 27 Section 6.1.2 upon submittal of an acceptable CTL received from Spirit. The Parties agree that Boeing will provide a Purchase Order(s) inclusive of the 737-8 Rate Tooling Incentive within [*****] calendar days of the Effective Date and Seller will submit an invoice shortly thereafter. Payment terms shall be net [*****] calendar days after receipt of a correct and valid invoice, pursuant to SBP Section 5.2.1.

AMENDMENTS

1.	The SBP is hereby amended to include the following Purchase Orders within SBP Attachment 27 Section 6.3:

“737-8 Fuselage Rate Tooling Incentive Payment PO 860487
737-8 Thrust Reverser Rate Tooling Incentive Payment PO 860489

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

737-8 Pylon Rate Tooling Incentive Payment PO 860489
737-8 Wing Rate Tooling Incentive Payment PO 860488”

2.
The SBP is hereby amended by replacing the 737-8 Rate Tooling list within Attachment 27 Exhibit C with the 737-8 Rate Tooling list contained within Exhibit A to this Amendment No. 32. For avoidance of doubt, the Initial Tools listed in SBP Attachment 27 Exhibit C remain unchanged.

MISCELLANEOUS

A.	Except as specifically set forth herein, all provisions of the SBP shall remain unchanged and in full force and effect.

B.	In the event of a conflict between the terms of this Amendment No. 32 and provisions of the SBP, GTA, or the Administrative Agreement, this Amendment No. 32 shall take precedence.

C.	This Amendment No. 32 shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

This Amendment No. 32 is executed by the signatories for the Parties below. Any changes to the executed Amendment No. 32 may only be revised by written mutual agreement of the Parties.

THE BOEING COMPANY		SPIRIT AEROSYSTEMS, INC.
Acting by and through its division
Boeing Commercial Airplanes

By:	/s/ David Blaylock	By:	/s/ Eric Stanley Bossler
Name:	David Blaylock	Name:	Eric Stanley Bossler
Title:	Procurement Agent	Title:	Contracts Specialist
Date:	November 15, 2017	Date:	November 15, 2017

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[Note: Amendment 32 Exhibit A, is a revised Attachment 27 737-8 Rate Tooling List with Incentive Spread]

SBP MS-65530-0016 Attachment 27
Amendment 32 - Exhibit A
737-8 Rate Tooling List with Incentive Spread

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